Exhibit 10.1
EMPLOYMENT AGREEMENT

Amendment No. 1

THIS AMENDMENT NO. 1 (this "Amendment") to the Employment Agreement entered into as of December 15, 2021 (the "Effective Date") by and among City Bank, Texas (the "Company") and Curtis Griffith (the "Executive"), and South Plains Financial, Inc. (the "Parent" and together with the Company and the Executive, the "Parties") (such agreement being the "Employment Agreement"), is made by the parties as follows.

WHEREAS, the Company, the Parent, and the Executive are currently parties to the Employment Agreement;

WHEREAS, the Parties desire to amend Section 3(c) of the Employment Agreement in the manner reflected herein; and

WHEREAS, the Compensation Committee of the Board of Directors of the Parent recommended and the Board of Directors of the Parent approved this Amendment to the Employment Agreement in the manner reflected herein.

NOW, THEREFORE, the parties hereby agree to amend the Employment Agreement as follows:

1.          Annual Equity Awards.  Section 3(c) of the Employment Agreement is amended in its entirety and replaced to read as follows:

Annual Equity Awards.  The Parent shall grant to the Executive, on an annual basis, an annual incentive stock option award with the shares subject to such option having a grant date fair value approximately equal to thirty-five percent (35%) of the Base Salary ("Stock Option Award"), and an annual grant of restricted stock units in an amount equal to $125,000 divided by the fair market value of the underlying stock as of the date of grant ("RSU Award"), subject to the terms and conditions set forth in the award agreements in substantially the form attached hereto as Exhibit A and Exhibit B.  The Stock Option Award grant shall occur January  of each fiscal year and shall contain a vesting schedule that is no less favorable than a vesting period of four (4) years, with twenty-five percent (25%) vesting upon the first anniversary of the date of grant and the remained vesting pro rata on a monthly basis over the next three years.  The RSU Award grant shall also occur in January of each fiscal year and shall contain a vesting schedule of one (1) year.

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IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the Effective Date.

EXECUTIVE:		CITY BANK, TEXAS:

Signature:	/s/ Curtis Griffith	Signature:	/s/ Cory T. Newsom

Print Name:	Curtis Griffith	Its:	President and CEO

Date:	12-15-2021	Date:	12-15-2021

SOUTH PLAINS FINANCIAL, INC.:

Signature:	/s/ Cory T. Newsom

Its:	President

Date:	12-15-2021

EXHIBIT A

AMENDMENT NO. 1
TO THE EMPLOYMENT AGREEMENT
OF CURTIS GRIFFITH

Form of Incentive Stock Option Award

(Previously filed with the Securities and Exchange Commission)
A - 1

EXHIBIT B

AMENDMENT NO. 1
TO THE EMPLOYMENT AGREEMENT
OF CURTIS GRIFFITH

Form of Restricted Stock Unit Award

(Previously filed with the Securities and Exchange Commission)

B-1